As filed with the Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI			53202
(Address of principal executive offices)			(Zip code)

James R. Arnold, President Managed Portfolio Series c/o U.S. Bancorp Fund Services, LLC 777 East Wisconsin Ave, 5th Fl Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(414) 765-6802

Date of fiscal year end:	December 31, 2016

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders.

Muhlenkamp Fund

Intelligent Investment Management

(Ticker Symbol: MUHLX)

ANNUAL REPORT

December 31, 2016

Phone: 1-800-860-3863

E-mail: fund@muhlenkamp.com

Website: http://muhlx.muhlenkamp.com/

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND

January 2017

Fellow Investors,

For the full year 2016 the Muhlenkamp Fund (the "Fund") underperformed its benchmark, the S+P 500 Index, as enumerated in the table on page 5.

Year over year US GDP growth for the first three quarters of the year (4th Quarter figures are not available at this time) averaged 1.5%. During January and February of 2016 the price of Crude oil declined, hitting the low for the year of $26 per barrel. In February, non-investment grade credit spreads widened, and the US S+P 500 Index declined, also hitting its low for the year in February. The S+P 500 and oil prices increased into the early summer as credit spreads narrowed and interest rates dropped, reaching record lows in July shortly after Britain voted to exit the European Union. Interest rates rose from that point until the US elections in November, when they accelerated their move higher and ended the year slightly above levels at the beginning of the year. The S+P 500 took another step up in the 30 days post- election as the market shifted from anticipating a Democratic agenda to a Republican one. For the year the top performing S+P 500 sectors were Energy, Financials, and Industrials, the worst performing sectors were Consumer Staples, Real Estate (split off from financials at mid-year) and Health Care.

With that brief description as context we'll talk about the Fund. The Fund entered the year with a heavy cash allocation and overweight position in Materials and Information Technology [relative to the S&P], equal weight in Industrials and Healthcare, and underweight everything else. Early in the year the Fund sold its remaining holdings in Financials as Energy related defaults were increasing then selectively added to our Energy holdings as it appeared crude oil found its bottom. The Fund added to its Healthcare holdings as the very public discussions around Valeant and Mylan, N.V. caused the entire sector to sell off, and made a small number of investments in Financial and Retail companies we think are undervalued. At the end of the year the Fund was overweight Healthcare, Information Technology, Energy, and Industrials relative to the S+P 500 index and underweight Utilities, Telecomm, Real Estate, and Consumer Staples.

Alliance Data Systems Corporation is the Fund's largest holding and had the biggest negative impact on performance in 2016 as its price dropped roughly 15% from the start of the year to the end even though revenues increased 20% over that period and earnings increased 12%. In our opinion the market is overly concerned about the credit quality of their credit card portfolio, we think they'll be fine and continue to grow nicely into the future. Gilead Sciences, Inc. also had a significant negative impact on the portfolio this year as its price declined 30% over the course of the year. Gilead produces treatments for HIV and cures for Hepatitis C. Revenues have been in a slow decline after the initial massive revenue spike when they introduced their Hepatitis C treatment as they keep bringing down the price to treat more patients. Both product lines are very profitable and cash flows are enormous: over $12bn in free cash so far this year (roughly 17% of their market capitalization). Wall Street is unhappy they haven't put the cash to work yet with a

MUHLENKAMP FUND

large acquisition, we're happy for them to take their time and find profitable uses for it. While we're not happy with the price decline we are very happy with the way the business is being run. We'll be patient. Teva Pharmaceutical Industries Limited also hurt the Fund's performance this year as its price fell 45% largely due to a sell-off in generic drug producers in general as politicians made generic drug pricing a political issue. We think rational pricing will prevail and Teva will be able to make a decent profit on its products, both generic and branded, and look forward to the company completing the integration of the Allergan generic's business.

Rush Enterprises, Inc., a retailer of over the road trucks did quite well for the Fund if you only look at 2016 — it sold off late in 2015 as the heavy duty truck sales cycle moves toward a trough and rebounded dramatically late in the year as the market fell back in love with cyclical stocks. Rush is in a very cyclical industry and the recent price move of the stock doesn't change where the business is at in its cycle — moving from a peak to a trough. We continue to be pleased with the business performance of Rush throughout the business cycle — they cover all of their costs and then some with their service business, truck sales are icing on the cake. They also continue to roll up their competitors and improve their operations, so we're happy to hold them. ON Semiconductor Corporation also did nicely for the Fund this year as their acquisition of Fairchild was approved. Spirit Airlines, Inc. was also a positive for the Fund as were many of our energy holdings including Schlumberger Limited and our LNG (liquefied natural gas) Shippers, Golar Partners, Gaslog Partners, and Dynagas LNG.

The Fund's holdings of gold declined in value a little bit this year and the use of covered calls as an investment strategy produced a small loss. The Fund's investment in an exchange traded note designed to track market volatility (the VIX) also produced a loss.

The stock price of the Fund's largest holdings did not do well this year, although the companies themselves have generally continued to do quite well. We put money to work where we found good companies at prices we liked: in energy our efforts were quickly rewarded, in other cases the market has yet to agree with our assessment of value. Our primary strategy of buying companies at prices less than our estimate of their value and selling them when the price meets or exceeds that estimate hasn't changed nor do we believe it should.

Sincerely,

Ron Muhlenkamp, Manager Muhlenkamp & Company, Inc.	Jeff Muhlenkamp, Co-Manager Muhlenkamp & Company, Inc.

MUHLENKAMP FUND

The comments made in this commentary are opinions and are not intended to be investment advice or a forecast of future events.

The S&P 500 Index is a widely recognized index of common stock prices. The S&P 500 Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index.

VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

Gross Domestic Product (GDP) is the total market value of all goods and services produced within a country in a given period of time (usually a calendar year).

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Past performance is no guarantee of future results. Index performance is not indicative of fund performance.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see page 14 for a complete list of Fund holdings.

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A Hypothetical $10,000 Investment in the Muhlenkamp Fund for the Past 10 Years

A Hypothetical $10,000 Investment in the Muhlenkamp Fund Since Inception

The Standard & Poor's 500 Stock Index ("S&P 500 Index") is a widely recognized index of common stock prices. The S&P 500 Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. Once cannot invest directly in an index. These charts assume an initial gross investment of $10,000 made on 12/31/06 or 11/1/88, respectively. The line graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.

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Average Annual Total Returns (Unaudited)
as of December 31, 2016

Muhlenkamp Fund	One Year	Three Year	Five Year	Ten Year	Since Inception*
Return Before Taxes	–3.70%	–3.13%	6.57%	–0.16%	8.76%
S&P 500**	11.96%	8.87%	14.66%	6.95%	10.06%
Consumer Price Index***	2.07%	1.18%	1.36%	1.81%	2.51%

Performance data quoted, before and after taxes, represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

*  Operations commenced on November 1, 1988.

**  The S&P 500 Index is a widely recognized index of common stock prices. The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

***  Consumer Price Index — U.S. CPI Consumer USA (Non-Seasonally Adjusted) Index.

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Annual Returns Since Inception (Unaudited)(1)

One-Year Period Ended 12/31/####	Total Return Muhlenkamp Fund	Total Return S&P 500 Index	Total Return Consumer Price Index
1989	12.45%	31.69%	4.65%
1990	–14.90%	–3.10%	6.11%
1991	45.39%	30.47%	3.06%
1992	15.80%	7.62%	2.90%
1993	18.12%	10.08%	2.75%
1994	–7.19%	1.32%	2.67%
1995	32.96%	37.58%	2.54%
1996	29.98%	22.96%	3.32%
1997	33.30%	33.36%	1.70%
1998	3.22%	28.58%	1.61%
1999	11.40%	21.04%	2.68%
2000	25.30%	–9.10%	3.39%
2001	9.35%	–11.89%	1.55%
2002	–19.92%	–22.10%	2.38%
2003	48.08%	28.68%	1.88%
2004	24.51%	10.88%	3.26%
2005	7.88%	4.91%	3.42%
2006	4.08%	15.79%	2.54%
2007	–9.66%	5.49%	4.08%
2008	–40.39%	–37.00%	0.09%
2009	31.49%	26.46%	2.72%
2010	6.14%	15.06%	1.50%
2011	–4.74%	2.11%	2.96%
2012	12.52%	16.00%	1.74%
2013	34.43%	32.39%	1.50%
2014	0.64%	13.69%	0.76%
2015	–6.21%	1.38%	0.73%
2016	–3.70%	11.96%	2.07%

(1)  Operations commenced on November 1, 1988.

MUHLENKAMP FUND

EXPENSE EXAMPLE
December 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/16 to 12/31/16).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. Although the Fund charges no sales load, redemption fees or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the following Example. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table

MUHLENKAMP FUND

EXPENSE EXAMPLE (Continued)
December 31, 2016 (Unaudited)

are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 – 12/31/16*
Actual	$1,000.00	$1,055.30	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34

*  Expenses are equal to the Fund's annualized expense ratio of 1.25% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period ).

MUHLENKAMP FUND

ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2016

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

MUHLENKAMP FUND

STATEMENT OF ASSETS & LIABILITIES
December 31, 2016

ASSETS
Investments, at value (Cost $202,227,480)	$255,343,572
Dividends and interest receivable	73,549
Receivable for Fund shares sold	13,225
Prepaid expenses	3,922
Total assets	255,434,268
LIABILITIES
Payable to adviser	219,205
Payable for Fund shares redeemed	660,541
Payable administration fees	30,177
Payable transfer agent and accounting costs	35,217
Payable custodian fees	2,750
Payable to Trustees	2,657
Payable compliance fees	1,999
Accrued expenses and other liabilities	39,575
Total liabilities	992,121
Net assets	$254,442,147
NET ASSETS
Paid in capital	$201,700,887
Accumulated undistributed net investment income	—
Accumulated undistributed net realized loss on investments sold and written option contracts expired or closed	(375,135)
Net unrealized appreciation on:
Investments and translations of foreign currency	53,116,395
Net assets	$254,442,147
Shares issued and outstanding (unlimited number of shares authorized, no par value)	5,249,708
Net asset value, offering and redemption price per share	$48.47

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld of $36,858)		$2,858,535
Interest		170,333
Total investment income		3,028,868
EXPENSES:
Investment advisory fees (See Note 3)	$2,754,366
Transfer agent and accounting costs (See Note 3)	326,935
Administration fees (See Note 3)	192,511
Reports to shareholders	58,857
Federal & state registration fees	28,734
Auditor fees	19,006
Custody fees (See Note 3)	17,153
Trustees' fees and expenses	14,325
Legal fees	12,221
Compliance fees (See Note 3)	11,999
Insurance fees	4,474
Other	12,722
Total operating expense before expense reductions	3,453,303
Expense reductions (see Note 9)	(12,056)
Total expenses		3,441,247
NET INVESTMENT LOSS		(412,379)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments sold	(54,102)
Written option contracts expired or closed	(321,033)
Total net realized loss		(375,135)
Net change in unrealized appreciation (depreciation) on:
Investments and translations of foreign currency	(13,364,268)
Written option contracts	81,006
Total net change in unrealized appreciation (depreciation)		(13,283,262)
Net realized and unrealized loss on investments		(13,658,397)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(14,070,776)

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment loss	$(412,379)	$(1,106,174)
Net realized losses on investments sold and written option contracts expired or closed	(375,135)	38,720,024
Change in unrealized appreciation (depreciation) on investments, translations of foreign currency and written option contracts	(13,283,262)	(60,381,039)
Net decrease in net assets resulting from operations	(14,070,776)	(22,767,189)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,980,777	10,074,845
Dividends reinvested	—	30,105,176
Cost of shares redeemed	(60,015,550)	(95,373,334)
Net decrease in net assets resulting from capital share transactions	(56,034,773)	(55,193,313)
DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains	—	(32,844,663)
Net decrease in net assets resulting from distributions to shareholders	—	(32,844,663)
TOTAL DECREASE IN NET ASSETS	(70,105,549)	(110,805,165)
NET ASSETS:
Beginning of year	324,547,696	435,352,861
End of year	$254,442,147	$324,547,696
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2016	2015	2014	2013	2012
NET ASSET VALUE, BEGINNING OF YEAR	$50.33	$59.50	$68.03	$52.22	$51.19
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	(0.08)	(0.17)	(0.29)	(0.13)	0.35
Net realized and unrealized gains (losses) on investments	(1.78)	(3.45)	0.81	18.10	6.01
Total from investment operations	(1.86)	(3.62)	0.52	17.97	6.36
LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.35)
From realized gains	—	(5.55)	(9.05)	(2.16)	(4.98)
Total distributions	—	(5.55)	(9.05)	(2.16)	(5.33)
NET ASSET VALUE, END OF YEAR	$48.47	$50.33	$59.50	$68.03	$52.22
TOTAL RETURN	–3.70%	–6.21%	0.64%	34.43%	12.52%
NET ASSETS, END OF YEAR (in millions)	$254	$325	$435	$488	$427
RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
Excluding expense reductions	1.25%	1.22%	1.27%	1.27%	1.26%
Including expense reductions(1)	1.25%	1.21%	1.27%	1.26%	1.26%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	(0.15)%	(0.28)%	(0.45)%	(0.21)%	0.56%
PORTFOLIO TURNOVER RATE	39.75%	19.46%	33.93%	26.21%	38.09%

(1)  The operating expense ratio includes expense reductions for minimum account maintenance fees deposited into the Fund (See Note 9).

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS
December 31, 2016

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 89.8%
Airlines — 7.6%
Allegiant Travel Company	31,441	$5,231,783
Delta Air Lines, Inc.	112,500	5,533,875
Spirit Airlines, Inc. (a)	150,000	8,679,000
		19,444,658
Biotechnology — 9.5%
Biogen, Inc. (a)	17,700	5,019,366
Celgene Corporation (a)	54,000	6,250,500
Gilead Sciences, Inc.	180,000	12,889,800
		24,159,666
Capital Markets — 2.6%
Federated Investors, Inc. — Class B	235,000	6,645,800
Chemicals — 3.0%
Celanese Corporation — Series A	98,000	7,716,520
Computers & Peripherals — 5.7%
Apple, Inc.	125,730	14,562,049
Electronic Equipment, Instruments & Components — 1.5%
Universal Display Corporation (a)	66,000	3,715,800
Energy Equipment & Services — 3.7%
Halliburton Company	100,000	5,409,000
Schlumberger Ltd. (b)	48,000	4,029,600
		9,438,600
Health Care Providers & Services — 6.7%
Community Health Systems, Inc. (a)	295,000	1,649,050
McKesson Corporation	56,500	7,935,425
UnitedHealth Group, Inc.	47,000	7,521,880
		17,106,355
Household Durables — 2.8%
WCI Communities, Inc. (a)	299,200	7,016,240
Internet Software & Services — 1.9%
Tencent Holdings Ltd. — ADR	195,800	4,742,276
IT Services — 9.0%
Alliance Data Systems Corporation	100,000	22,850,000
Oil, Gas & Consumable Fuels — 5.7%
Bellatrix Exploration Ltd. (a)(b)	590,100	557,880
Cameco Corporation (b)	430,000	4,502,100
Dynagas LNG Partners LP (b)	165,272	2,641,047
GasLog Partners LP (b)	95,000	1,952,250
Golar LNG Partners LP (b)	200,000	4,808,000
Rex Energy Corporation (a)	360,000	169,632
		14,630,909

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2016

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 89.8% (Continued)
Pharmaceuticals — 9.2%
Bristol-Myers Squibb Company	150,000	$8,766,000
Lannett Company, Inc. (a)	364,474	8,036,652
Teva Pharmaceutical Industries Ltd. — ADR	179,561	6,509,086
		23,311,738
Semiconductors & Semiconductor Equipment — 5.2%
ON Semiconductor Corporation (a)	1,040,000	13,270,400
Software — 4.9%
Microsoft Corporation	200,000	12,428,000
Specialty Retail — 2.0%
GameStop Corporation — Class A	200,690	5,069,429
Textiles, Apparel & Luxury Goods — 3.1%
Hanesbrands, Inc.	362,500	7,819,125
Trading Companies & Distributors — 5.7%
Rush Enterprises, Inc. — Class A (a)	379,907	12,119,033
Rush Enterprises, Inc. — Class B (a)	76,407	2,358,684
		14,477,717
Total Common Stocks (Cost $174,514,333)		228,405,282
EXCHANGE-TRADED FUND — 2.9%
SPDR Gold Shares (a)
Total Exchange-Traded Fund (Cost $8,236,557)	68,075	7,461,700
SHORT-TERM INVESTMENT — 7.7%
Fidelity Institutional Government Portfolio — Class I, 0.39%, (c)
Total Short-Term Investment (Cost $19,476,590)	19,476,590	19,476,590
TOTAL INVESTMENTS (Cost $202,227,480) — 100.4%		255,343,572
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(901,425)
TOTAL NET ASSETS — 100.0%		$254,442,147

ADR  American Depository Receipt

(a)  Non-income producing security.

(b)  Foreign company.

(c)  The rate shown is the annualized seven day yield effective yield as of December 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS
Year Ended December 31, 2016

1.  ORGANIZATION

Managed Portfolio Series (the "Trust") was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Muhlenkamp Fund (the "Fund") is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Board Codification Topic 946 Financial Services — Investment Companies. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by Muhlenkamp & Company, Inc. (the "Adviser") to be highly profitable, yet undervalued. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP").

a.  Investment Valuations — Following is a description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis. The Fund's investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds ("ETFs") and real estate investment trusts ("REITs"), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2016

("NOCP"). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds — Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Investments — Short-term investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments — Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share. The Board of Trustees has established a Valuation Committee to

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2016

administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's assets and liabilities as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$228,405,282	$—	$—	$228,405,282
Exchange-Traded Fund	7,461,700	—	—	7,461,700
Short-Term Investment	19,476,590	—	—	19,476,590
Total Investments in Securities	$255,343,572	$—	$—	$255,343,572

*  Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2016, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2016

b.  Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks may include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the value of such securities. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

d.  Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and regulations. Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") may be categorized as ordinary income, net capital gain, or a return of capital. The proper classification of MLP distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. Due to the nature of MLP investments, a portion of the distributions received by the Fund's shareholders may represent a return of capital.

e.  Federal Taxes — It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. GAAP requires that permanent differences between

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2016

financial reporting and tax reporting be reclassified between various components of net assets.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2016. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year (or twelve months). The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund has no examination in progress.

f.  Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. See Note 8 for additional disclosures.

g.  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

h.  Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

i.  Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2016

liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange's clearinghouse guarantees the options against default.

During the year ended December 31, 2016, no long options contracts were purchased and 2,700 written option contracts were opened and $1,081,562 in premiums were received. As of December 31, 2016 no option contracts were held. See Note 6 for additional disclosures related to transactions in written options.

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

	Amount of Net Realized Loss on Derivatives
Derivatives	Purchased Call Options*	Written Call Options	Total
Equity contracts	$(881,280)	$(321,033)	$(1,202,313)
Total	$(881,280)	$(321,033)	$(1,202,313)

*  The amounts disclosed are included in the net realized loss on investments sold.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2016

	Change in Unrealized Depreciation on Derivatives
Derivatives	Purchased Call Options*	Written Call Options	Total
Equity contracts	$795,780	$81,006	$876,786
Total	$795,780	$81,006	$876,786

*  The amounts disclosed are included in the net change in unrealized appreciation (depreciation) on investments and translations of foreign currency.

3.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Muhlenkamp & Company, Inc. (the "Adviser") to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser receives a fee for investment management. The Adviser charges a management fee equal to 1.00% per annum of the average daily market value of the Fund's net assets up to $1 billion and 0.90% per annum of those net assets in excess of $1 billion. Under terms of the advisory agreement, total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) could not under any circumstances exceed 1.50% of the Fund's net assets. The expense limitation agreement expired July 31, 2016. Had actual expenses incurred ever exceeded the 1.50% limitation, excess expense would have been reimbursed by the Adviser.

U.S. Bancorp Fund Services, LLC ("USBFS" or the "Administrator") acts as the Fund's Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the "Custodian") serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator performs various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian; coordinates the payment of the Fund's expenses and reviews the Fund's expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration, transfer agency and accounting costs, custody and compliance services for the year ended December 31, 2016 are disclosed in the Statement of Operations.

4.  LINE OF CREDIT

The Fund has established an unsecured Line of Credit agreement ("LOC") with U.S. Bank N.A., which expires July 27, 2017, to be used for temporary or emergency

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2016

purposes, subject to certain restrictions, covenants and the right of setoff on the Fund's assets, primarily for financing redemption payments. Borrowing under the LOC is limited to the lesser of $14 million or 33.33% of the fair value of the Fund's investments. The interest rate paid by the Fund on outstanding borrowing is equal to the Prime Rate (3.75% at December 31, 2016). The Fund has authorized U.S. Bank N.A. to charge any of the Fund's accounts for any missed payments. For the year ended December 31, 2016, the Fund did not have any borrowing under the LOC.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares outstanding, beginning of year	6,448,209	7,316,370
Shares sold	85,206	169,440
Dividends reinvested	—	590,409
Shares redeemed	(1,283,707)	(1,628,010)
Shares outstanding, end of year	5,249,708	6,448,209

6.  WRITTEN OPTION CONTRACTS

The number of written option contracts and the premiums received by the Fund during the year ended December 31, 2016, were as follows:

	Number of Contracts	Premium Amount
Options outstanding, beginning of year	2,000	$330,494
Options written	2,700	1,081,563
Options closed	(300)	(62,699)
Options exercised	(2,200)	(953,065)
Options expired	(2,200)	(396,293)
Options outstanding, end of year	—	$—

See Note 2i for additional disclosures related to transactions in written options.

7.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities and short-term options, for the year ended December 31, 2016, were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$82,922,987	$—	$90,296,272

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2016

8.  FEDERAL TAX INFORMATION

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. As of December 31, 2016, the Fund had a short-term capital loss carryover of $375,135 which will be permitted to be carried over for an unlimited period.

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$202,227,480
Gross tax unrealized appreciation	$66,026,567
Gross tax unrealized depreciation	(12,910,475)
Net tax unrealized appreciation on investments	$53,116,092
Undistributed ordinary income	$—
Undistributed long term capital gains	—
Total distributable earnings	$—
Other accumulated loss	(374,832)
Total accumulated gain	$52,741,260

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Ordinary Income	$—	$—
Long-term capital gain	$—	$32,844,663

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
$412,379	$—	$(412,379)

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2016

9.  EXPENSE REDUCTIONS

Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund's expense ratio. For the year ended December 31, 2016, the Fund's expenses were reduced $12,056 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2015, resulting in a decrease in the expenses being charged to shareholders.

10.  GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

11.  SUBSEQUENT EVENT

On February 22, 2017, the Board of Trustees approved the following to be effective February 28, 2017: 1) the fee paid to the Adviser for providing investment advisory services to the Fund will equal 1.00% on the first $300 million, 0.95% on the next $200 million, and 0.90% on the balance, per annum, of the average daily net assets of the Fund; and 2) the Fund's Adviser has contractually agreed to waive a portion of its investment advisory fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.20% of average daily net assets.

Management has performed an evaluation of subsequent events though the date financial statements were issued and has determined that no additional items require recognition or disclosure.

MUHLENKAMP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Muhlenkamp Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Muhlenkamp Fund (the "Fund"), a series of Managed Portfolio Series, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muhlenkamp Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 24, 2017

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	35	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (15 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	35	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (15 Portfolios) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee	Indefinite Term; Since April 2011	35	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (9 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	35	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Jeanine M. Bajczyk, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Secretary	Indefinite Term; Since August 2015	N/A	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2006-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Assistant Secretary	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godfrey & Kahn S.C. (2012-2016); Graduate, University of Wisconsin Law School (2009-2012).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present)	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present)	N/A
Doug Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present)	N/A

*  Mr. Kern is an "interested person" of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund's principal underwriter.

MUHLENKAMP FUND

ADDITIONAL INFORMATION (Unaudited)
Year Ended December 31, 2016

1.  BROKER COMMISSIONS

Some people have asked how much the Muhlenkamp Fund pays in commissions: For the year ended December 31, 2016, the Fund paid $105,777 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal two cents (2¢) per Fund share and would have increased the operating expense ratio from 1.25% to 1.29%.

2.  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

3.  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

MUHLENKAMP FUND

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you ("Personal Information") directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund's investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER

Muhlenkamp & Company, Inc.

5000 Stonewood Drive, Suite 300

Wexford, PA 15090

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank N.A.

1555 North Rivercenter Drive

Milwaukee, WI 53212

DISTRIBUTOR

Quasar Distributors, LLC

615 E. Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distributions.  There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2016 and December 31, 2015, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the past two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$16,000	$16,000
Audit-Related Fees	$—	$—
Tax Fees	$3,000	$3,000
All Other Fees	$—	$—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.-not sub-adviser) for the past two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	3/3/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	3/3/2017

By (Signature and Title)*	/s/ Brian Wiedmeyer
Brian Wiedmeyer, Treasurer

Date	3/3/2017

* Print the name and title of each signing officer under his or her signature.